SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC  20549

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



     June 23, 1998                        1-7023
    Date of Report                 Commission File Number
(Date of Earliest Event Reported)


                   QUAKER FABRIC CORPORATION
        (Exact Name of Registrant as Specified in its Charter)


        Delaware                                 04-1933106
(State or other jurisdiction              (I.R.S. Employer
  of incorporation)                        Identification Number)


                      941 Grinnell Street
                   River, Massachusetts 02721
      (Address of Principal Executive Offices) (Zip Code)

                        (508) 678-1951
      (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits.

            (c)  Exhibits

            1. Amendment to the Certificate of Incorporation of Quaker Fabric Corporation, dated October 25, 1993.

                          SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   QUAKER FABRIC CORPORATION


Dated:  June 23, 1998              By:    /s/  Cynthia L. Gordan
                                          Cynthia L. Gordan
                                          Vice President,
                                           Secretary and General
                                           Counsel





























                         EXHIBIT LIST

           1. Amendment to the Certificate of Incorporation of Quaker Fabric Corporation, dated October 25, 1993.









































                           AMENDMENT
                             TO THE
                  CERTIFICATE OF INCORPORATION
                              OF
                    QUAKER FABRIC CORPORATION


       The undersigned, Larry A. Liebenow, certifies that he is the President and Chief Executive Officer of Quaker Fabric Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), and does hereby further certify as follows:

              (1)   The name of the Corporation is Quaker Fabric
                    Corporation.

              (2)  The Certificate of Incorporation of the
                   Corporation was filed with the Secretary of State of the State of Delaware on May 18, 1987 and amended by a Certificate of Amendment to the Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on October 31, 1990.

              (3)  This Amendment to the Certificate of
                   Incorporation of the Corporation was duly adopted in accordance with the provisions of Sections 228 and 242 of the General
                   Corporation Law of the State of Delaware.

              (4) The first paragraph of Article FOURTH of the Certificate of Incorporation of the Corporation is hereby amended to state as follows:

                   FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is (i) 20,000,000 shares of Common Stock, $.01 par value per share ("Common Stock") and (ii) 50,000 shares of Preferred Stock, $.01 par value per share ("Preferred Stock").

         IN WITNESS WHEREOF, the Corporation has caused its corporate seal to be affixed hereto and this Certificate of Amendment to be signed by its President and attested by its Secretary this 25th day of October, 1993.

                              QUAKER FABRIC CORPORATION

                              By: /s/ Larry Liebenow
                                  Larry A. Liebenow
                                  President



ATTEST


/s/ Cynthia L. Gordan
Cynthia L. Gordan
Secretary

[Corporate Seal]